UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

GLIDELOGIC CORP.
(Exact name of registrant as specified in its charter)

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GLIDELOGIC CORP.
8275 S. Eastern Ave. Suite 200-#406
Las Vegas, Nevada 89123

August 6, 2026

Dear Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of GlideLogic Corp., to be held at 10:00 a.m. (Pacific Time) on Monday, October 26, 2026, via Zoom.

The matters to be considered and voted upon are set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of whether or not you plan to attend. We encourage you to vote promptly by completing and returning the enclosed proxy card, or by voting electronically. This will not limit your right to vote at the meeting or attend the meeting online.

Thank you for your continued support.

Sincerely,
/s/ Yitian Xue
Yitian Xue
Chief Executive Officer & Corporate Secretary

GLIDELOGIC CORP.
8275 S. Eastern Ave. Suite 200-#406
Las Vegas, Nevada 89123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 6, 2026

Notice is hereby given that the FYE January 31, 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Glidelogic Corp., a Nevada corporation (USQTC: GDLG, the “Company”), will be held on Monday October 26, 2026, at 10:00 a.m. (Pacific Time) in the virtual meeting format only via the Internet, with no physical in-person meeting. Stockholders may participate online by logging in at:

Web Link: https://us05web.zoom.us/j/85900201722?pwd=NfW6k8OolbjIYWHwa0cVHEtQbr3qEB.1
Meeting ID: 859 0020 1722
Passcode: 777777

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.Election of Directors – To elect Mr. Dapeng Ma and Mr. Yitian Xue as members of the Board of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.Ratification of Auditor – To ratify the appointment of Fruci & Associates as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

3.Other Business – To transact such other business as may properly come before the meeting.

The Board of Directors (the “Board” or, individually, a “Director” or collectively, the “Directors”) has fixed the close of business on September 1, 2026 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, such list will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting. Stockholders wishing to inspect the list prior to the meeting may do so upon request by contacting the Company through its Corporate Secretary.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope, or vote via the Internet or by telephone, as instructed. Any proxy may be revoked at any time prior to its exercise by delivery of a later dated proxy or by attending the Annual Meeting and voting online.

By Order of the Board of Directors,

/s/ Yitian Xue
Yitian Xue
Chief Executive Officer & Corporate Secretary

Las Vegas, Nevada
August 6, 2026

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED, OR VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE AT THE MEETING IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

GLIDELOGIC CORP.
8275 S. Eastern Ave. Suite 200-#406
Las Vegas, Nevada 89123

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 26, 2026

SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of GlideLogic Corp. (USOTC: GDLG, the “Company”) for use at the Company’s FYE January 31, 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday October 26, 2026, at 10:00 a.m. (Pacific Time) in the virtual meeting format only via the Internet, with no physical in-person meeting. Stockholders may participate online by logging in at:

Web Link: https://us05web.zoom.us/j/85900201722?pwd=NfW6k8OolbjIYWHwa0cVHEtQbr3qEB.1
Meeting ID: 859 0020 1722
Passcode: 777777

RECORD DATE; VOTING RIGHTS; QUORUM

Only stockholders of record at the close of business on September 1, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 66,599,350 shares of the Company’s common stock outstanding, each entitled to one vote per share. The presence, virtually or by proxy, of holders of a majority of the outstanding shares entitled to vote will constitute a quorum for the transaction of business. For purposes of determining a quorum, abstentions and broker “non-votes” will be counted as present. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

VOTING OF PROXIES; REVOCATION; SOLICITATION

All stockholders who deliver properly executed and dated proxies prior to the Annual Meeting will be deemed present at the meeting. Proxies will be voted in accordance with the instructions indicated thereon. If no instructions are given, properly executed proxies (other than with respect to broker “non-votes”) will be voted FOR the election of the two director nominees and FOR the ratification of Fruci & Associates as the Company’s independent registered public accounting firm, and in the discretion of the proxy holders on any other matter that may properly come before the meeting.

Any stockholder may revoke a proxy at any time before it is voted by delivering a written notice of revocation to the Company’s Corporate Secretary, by submitting a later-dated proxy, or by attending the virtual Annual Meeting and voting online. Attendance alone at the Annual Meeting will not revoke a previously submitted proxy. An independent inspector of election appointed by the Board will tabulate the votes cast at the meeting. Instructions on how to vote during the virtual meeting will be provided at the meeting.

IMPORTANT INFORMATION ABOUT PROXY MATERIALS

This Proxy Statement, together with the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, constitutes the proxy materials furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting.

The proxy card is included at the end of this Proxy Statement as a sample ballot. Stockholders may print and complete the card to vote by mail if desired, or may use it as a reference when voting electronically or by telephone, as instructed.

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 accompanies this Proxy Statement and is incorporated herein by reference. It is available without charge on the SEC’s website at www.sec.gov (search for “GlideLogic Corp.”)

The Company will bear all costs of preparing and assembling these proxy materials. In addition to solicitation through electronic distribution, proxies may be solicited personally or by telephone by the Company’s officers, directors, and employees, without additional compensation.

COSTS OF SOLICITATION; REIMBURSEMENTS

The Company will bear the entire cost of solicitation of proxies, including the preparation and electronic distribution of proxy materials. In addition to solicitation through electronic means, the Company’s directors, officers, and employees may solicit proxies personally, by telephone, or by other means of communication, without additional compensation. The Company may reimburse brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of shares held of record by such persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of September 1, 2026, by (i) each person known by the Company to own beneficially more than 5% of the Company’s outstanding common stock, (ii) each of the Company’s directors and executive officers, and (iii) all directors and executive officers as a group.

Beneficial Owner	Shares Beneficially Owned	% of Class
Star Success Business, LLC (SSB)	50,000,000	75.08%
Mr. Dapeng Ma (indirect ownership through SSB)	25,000,000	—
Mr. Yitian Xue (indirect ownership through SSB)	25,000,000	—
All directors & officers as a group (2 persons)	50,000,000	75.08%
Other stockholders (none individually >5%)	16,599,350	24.92%

Note: Mr. Ma and Mr. Xue are the sole owners of SSB and thus indirectly beneficially own 25,000,000 shares each.

Other than as set forth above, the Company is not aware of any related stockholder matters requiring disclosure.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors has nominated two individuals, both of whom are current directors, to be re-elected to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominees

Dapeng Ma, age 47

Mr. Ma has served as President and Chairman of the Board since May 23, 2023, when Star Success Business LLC acquired control of the Company. He received his Bachelor of Arts degree from Tianjin University of Technology. Mr. Ma is the co-founder, board director, and Chief Operating Officer of Movie & Fashion Media (Beijing) Co., Ltd., an entity under the China Movie Media Group. He also serves as COO at Propaganda GEM Inc., a well-recognized U.S. entertainment marketing company. Since 2018, Mr. Ma has collaborated with Propaganda GEM founder Ruben Igielko-Herrlich on numerous Hollywood entertainment marketing projects involving studios such as Marvel, Disney, Warner, Fox, Paramount, and Sony.

Yitian Xue, age 48

Mr. Xue has served as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Director of the Company since May 23, 2023. He is a graduate of Shanghai Jiao Tong University with a degree in Computer Science and Applications. Mr. Xue has extensive experience in IT project management. He served as IT Manager at Shanghai Cellstar International Trading and later advanced to Director of Development at EntroSpect Solutions. In 2013, he founded Tancal Technology, Inc., a FinTech company offering payment gateway solutions, trading strategies, cryptocurrency platforms, and risk management systems. In 2019, Mr. Xue co-founded Streamline USA Inc., a Los Angeles-based creative and marketing agency, where he continues to serve as CTO and Vice President, overseeing software development and IT infrastructure.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR the election of both Mr. Ma and Mr. Xue.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITOR

The Board of Directors has appointed Fruci & Associates as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027, and seeks stockholder ratification of this appointment. Although stockholder ratification is not required by law, the Board believes that it is advisable and in the best interests of the Company and its stockholders to obtain such ratification.

If the stockholders do not ratify the appointment, the Board may reconsider its selection of the independent auditor. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Fruci & Associates has served as the Company’s independent auditor since 2021. Representatives of Fruci & Associates are not expected to be present at the Annual Meeting, but will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

•FYE January 31, 2025: $26,114

•FYE January 31, 2026: $27,800

These amounts represent fees billed for professional services rendered for the audit of our annual financial statements and the reviews of our interim financial statements. No other fees (audit-related, tax, or other) were billed by Fruci & Associates.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of Fruci & Associates as our independent registered public accounting firm for the fiscal year ending January 31, 2027.

EXECUTIVE COMPENSATION

For the fiscal year ended January 31, 2026, no executive officer or director of the Company received any cash compensation, equity compensation, or other remuneration.

Accordingly, no Summary Compensation Table is provided.

INCORPORATION OF ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 accompanies this Proxy Statement and is incorporated herein by reference. Additional copies are available upon request or may be accessed on the SEC’s website at www.sec.gov.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.

PROXY CARD (Sample)

Proposal	Board Recommendation	For	Against/Abstain
1. Election of Directors (Ma & Xue)	FOR	☐	☐
2. Ratification of Fruci & Associates	FOR	☐	☐